Exhibit 10.9

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
1ST CLASS AUTO SALES
1ST CLASS AUTOS
1ST FINANCIAL SERVICES
1ST PLACE AUTO SALES, INC
31 W AUTO BROKERS INC
32 FORD MERCURY, INC.
4042 MOTORS LLC
44 AUTO MART
5 STARR AUTO
60 WEST AUTO SALES LLC
72 WEST MOTORS LLC
A & M CLASSIC AUTO RESTORATION
A & M MOTORS
A.R.J.’S AUTO SALES, INC
AAA AUTOMOTIVE LLC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABC AUTOTRADER LLC
ACTION AUTO SALES INC
ACTION DIRECT USA
ACURA OF ORANGE PARK
ADAMS AUTO GROUP
ADAMSON FORD LLC
ADRIAN DODGE CHRYSLER JEEP
ADVANCED AUTO BROKERS, INC.
ADVANCED AUTO SALES LLC
ADVENTURE CHRYSLER JEEP
AFFINITY AUTOMOTIVE REPAIRS &
AFFORDABLE AUTOS
AFFORDABLE MOTORS
AFFORDABLE USED CARS & TRUCKS
AIR CITY MOTORS
AIRPORT CHRYSLER DODGE JEEP
AJ’S AUTO
AL BAUMANN CHEV BUICK
AL PIEMONTE’S ARLINGTON HEIGHT
ALB USA AUTO INC
ALBION MOTORS, INC.
ALFA MOTORS
ALL CREDIT CAR SALES LLC
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALTERNATIVES
ALTO PASS AUTO LLC
AMERICAN FINANCIAL SERVICES &
AMG AUTO SALES INC
AMG COLLECTION, INC.
ANDERSON AUTOMOTIVE GROUP INC
ANDY CHEVROLET COMPANY
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR NISSAN, INC.
ANDY MOHR TOYOTA

DEALER NAME
ANN SCHMIDT CHRYSLER
ANTHONYS AUTO MALL LLC
ANTWERPEN CHRYSLER JEEP
ANTWERPEN NISSAN, INC.
ANY CREDIT AUTO SALES LLC
APPROVAL AUTO CREDIT INC.
AR MOTORSPORTS INC
ARA AUTO AIR & ELECTRIC
ARB WHOLESALE CARS INC
ARBOGAST BUICK PONTIAC GMC
ARCADIA CHEVROLET
ARCH ABRAHAM NISSAN LTD
ARES FINANCIAL SERVICES LLC
ARLINGTON TOYOTA INC.
ARMSTRONG FORD INC
ARRIGO DODGE
ART MOEHN CHEVROLET, CO.
ASANKA CARS.COM
ASHEBORO FORD LINCOLN
ASTRO LINCOLN MERCURY, INC.
ATCHINSON FORD SALES
ATHENS AUTO SALES
ATLANTA AUTO BROKERS
ATLANTA LUXURY MOTORS
ATLANTA LUXURY MOTORS INC
ATLANTA SPORTS & IMPORTS
ATLANTIC BEACH AUTO SALES
ATLANTIS RENT A CAR AND
AURORA CHRYSLER PLYMOUTH
AUSTIN MOTORS, INC
AUTO ADVANTAGE AUTO SALES LLC
AUTO AMERICA
AUTO BRITE AUTO SALES
AUTO CITY LLC
AUTO CORRAL, INC.
AUTO COUNTRY LLC
AUTO CREDIT CENTER INC
AUTO DEPOT LLC
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO ENTERPRISE
AUTO EXCHANGE
AUTO EXPECTATIONS LLC
AUTO EXPRESS CREDIT INC
AUTO EXPRESSIONS
AUTO FINDERS OF VIRGINIA
AUTO HOUSE OF SALISBURY INC
AUTO KING
AUTO LAND AUTO SALES INC
AUTO LINE, INC.
AUTO LINK INC
AUTO LIQUIDATORS OF TAMPA, INC
AUTO MART, INC.
AUTO MASTERS

DEALER NAME
AUTO MAX
AUTO NETWORK, INC.
AUTO PLAZA
AUTO PLAZA FORD
AUTO PLAZA USA
AUTO POINT USED CAR SALES
AUTO PROFESSIONAL CAR SALES
AUTO RANCH INC
AUTO RESOURCE LLC
AUTO RITE, INC
AUTO SELECT
AUTO SOURCE OF GEORGIA
AUTO SPECIALISTS
AUTO SPORT, INC.
AUTO SPOT ORLANDO
AUTO WISE OF SHELBYVILLE
AUTO WORLD
AUTODRIVE, LLC
AUTOHOUSE, US
AUTOMACKS, INC.
AUTOMAX
AUTOMOTION
AUTOMOTIVE CONNECTION
AUTOPLEX IMPORT
AUTOPLEX, LLC
AUTOPRO INC
AUTOQUICK, INC.
AUTORAMA PREOWNED CARS
AUTOS ONLINE
AUTOSHOW SALES AND SERVICE
AUTOVILLE, USA
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY LINCOLN-MERCURY
AUTOWISE LLC
AUTOWORLD
AUTOWORLD USA
AXELROD PONTIAC
B & B AUTO SALES
B & B TRUCK CORRAL
B & W MOTOR CARS
B & W MOTORS
BAKARS INC
BALES MOTOR COMPANY INC
BALLAS BUICK GMC
BALTIMORE WASHINGTON AUTO
BANK AUTO SALES
BARATTINI QUALITY CARS &
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARRETT & SONS USED CARS
BASELINE AUTO SALES, INC.
BASIC AUTO SALES
BATTLEGROUND KIA

DEALER NAME
BBS AUTO SALES
BECK CHRYSLER, PONTIAC, DODGE,
BEDFORD AUTO WHOLESALE
BEDFORD NISSAN INC
BEECHMONT FORD
BELLAMY AUTOMOTIVE GROUP, INC
BELL’S AUTO SALES
BEN DAVIS CHEVROLET OLDSMOBILE
BEN MYNATT PONTIAC BUICK
BENSON FORD MERCURY
BEREA AUTO MALL
BERGER CHEVROLET
BERT SMITH INTERNATIONAL
BESSEMER AL AUTOMOTIVE LLC
BEST CARS KC INC
BEST DEAL AUTO SALES
BEST DEALS ON WHEELS AUTO
BETTEN BAKER CHEVROLET PONTIAC
BICKEL BROTHERS AUTO SALES INC
BIG BLUE AUTOS, LLC
BIG BOYS TOYS FLORIDA LLC
BIG JOHNS CARZ AN TRUCKS
BIG O DODGE OF GREENVILLE, INC
BIGELOW AUTO CENTER
BILL BLACK CHEVROLET,
BILL BRANCH CHEVROLET
BILL BUCK CHEVROLET, INC
BILL COLE NISSAN
BILL ESTES CHEVROLET
BILL JACOBS ENTERPRISES INC
BILL KAY CHYRSLER PLYMOUTH OF
BILL MAC DONALD FORD INC
BILL MARINE FORD INC
BILL THOMPSON’S AUTO AGENCY LL
BILLS AUTO SALES & LEASING,LTD
BILLY HOWELL FORD-LINCOLN-
BILLY RAY TAYLOR AUTO SALES
BLACKWELL MOTORS INC
BLAKE HOLLENBECK AUTO SALES IN
BLOOMINGTON AUTO CENTER
BLUE PARROT AUTO SALES LLC
BLUE RIDGE MAZDA
BOB DANCE KIA
BOB KING MITSUBISHI
BOB PFORTE MOTORS
BOB PRICE MOTORS, INC
BOB STEELE CHEVROLET INC.
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BONITA AUTO CENTER INC
BOOMDOX AUTO GROUP LLC
BOOMERS TRUCKS & SUVS LLC
BORCHERDING ENTERPRISE, INC

DEALER NAME
BOULEVARD PREOWNED, LLC
BOWDEN MOTORS INC
BOYD’S AUTO SALES
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRADSHAW ACURA
BRAMLETT PONTIAC INC
BRANDON HONDA
BRANDT AUTO BROKERS
BRANNON HONDA
BREAKAWAY HONDA
BRECKENRIDGE MOTORS EAST LLC
BREMEN MOTORS
BRENTWOOD AUTO SALES
BREVARD TRUCK & AUTO CENTER
BRIANS AUTO COMPANY
BRIGHT AUTO SALES LLC
BROADWAY AUTO SALES & SERVICE
BROCKMAN AUTOMOTIVE
BROMLEY AUTO SALES, LLC
BRONDES FORD MAUMEE LTD
BRONDES FORD, INC
BROTHER’S AUTO SALES
BROTHERS CHEVROLET OLDSMOBILE
BROWN MOTOR SALES
BRUCE WALTERS FORD LINCOLN MER
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE NISSAN, INC.
BUDDY STASNEY’S BUICK PONTIAC
BUDGET CAR SALES OF SW FLORIDA
BURNT STORE AUTO AND TRAILER
BURTON’S USED CARS
BUSH AUTO PLACE
BUTLER FORD MERCURY HONDA INC.
BUTLER MOTOR CO. INC
BUY RIGHT AUTO SALES INC
BYERLY FORD-NISSAN, INC
BYERS DELAWARE
C & C MOTORS
C F AUTO SALES
CADILLAC OF FAYETTEVILLE
CADILLAC SAAB OF ORANGE PARK
CALDERONE CAR AND TRUCK
CALVARY CARS & SERVICE, INC
CAMPBELL MOTORS, INC.
CANTON CAR COMPLEX
CAPEHARTS WHOLESALE
CAPITAL BOULEVARD AUTO SALES
CAPITAL EUROCARS, INC
CAPITAL FORD INC
CAPITAL MOTORS
CAPITOL AUTO
CAPITOL AUTO SALES, INC.
CAR CHOICE

DEALER NAME
CAR COLLECTION INC
CAR CONNECTION
CAR CORNER
CAR CORRAL
CAR CREDIT INC
CAR DEALZ
CAR NET USA
CAR SENSE INC
CAR SOURCE, LLC.
CAR ZONE
CARDINAL CHRYSLER JEEP DODGE
CARDINAL MOTORS INC
CARENA MOTORS, CO.
CARL BLACK BUICK, PONTIAC, GMC
CARL GREGORY CHRYSLER-DODGE-
CARN AUTO SALES, INC.
CAROLINA AUTO EXCHANGE
CAROLINA HYUNDAI OF FORT MILL
CARPORT SALES & LEASING, INC.
CARRIAGE MITSUBISHI
CARRIAGE NISSAN
CARROLLTON MOTORS
CARS & CREDIT OF FLORIDA
CARS & TRUCKS
CARS 4 U
CARS AND CARS, INC.
CARS DIRECT
CARS OF SARASOTA LLC
CARS TO GO AUTO SALES AND
CARS UNLIMITED
CARSMART
CARSMART AUTO SALES LLC
CARSMART, INC.
CASCADE AUTO GROUP, LTD
CASTLE AUTO OUTLET, LLC
CASTLE USED CARS
CAVALIER AUTO SALES INC
CBS QUALITY CARS, INC.
CECIL CLARK CHEVROLET,INC.
CENTER POINT USED CARS
CENTRAL 1 AUTO BROKERS
CENTRAL CAROLINA PRE-OWNED
CENTRAL RALEIGH AUTO SALES
CENTURY BUICK
CENTURY SALES INC
CHAMBERLAIN AUTO SALES INC
CHAMPION CHEVROLET INC.
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHANDLER CHEVROLET INC
CHARLES BARKER PREOWNED OUTLET
CHEIFS WHOLESALE AUTOS
CHEROKEE HYUNDAI OF KENNESAW L
CHEVROLET BUICK OF QUINCY INC.

DEALER NAME
CHOICE AUTO SALES
CHRIS LEITH CHEVROLET
CHRIS LEITH DODGE
CHRIS SPEARS PRESTIGE AUTO
CHRONIC INC.
CHRYSLER JEEP OF DAYTON
CHUCK CARLSON AUTO SALES INC
CHUCK REYNOLDS CAR COMPANY INC
CINCI MOTORS LLC
CINCINNATI USED AUTO SALES
CINCY IMPORTS
CIRCLE CITY ENTERPRISES, INC.
CITRUS CHRYSLER JEEP DODGE
CITY CHEVROLET
CITY HYUNDAI
CITY LINE AUTO & TRUCK
CITY TO CITY AUTO SALES, LLC
CITY USED CARS, INC
CITY VIEW AUTO SALES
CJ’S AUTO STORE
CLASSIC ASIAN IMPORTS, LLC
CLASSIC CHEVROLET BMW
CLASSIC FORD LINCOLN MERCURY
CLASSIC LEXUS
CLASSIC SUZUKI OF BIRMINGHAM
CLASSY CYCLES
CLEARWATER TOYOTA
CLINTON FAMILY FORD
CLONINGER FORD, INC.
COAST TO COAST AUTO SALES
COASTAL AUTO GROUP INC. DBA
COASTAL AUTOMOTIVE INC
COASTAL CARS, INC.
COASTAL CHEVROLET, INC.
COASTAL MITSUBISHI
COATS AUTO SALES
COCONUT CREEK HYUNDAI
COGGIN CHEVROLET AT
COGGIN HONDA
COGGIN MOTOR MALL
COLLEGE CHEVROLET BUICK
COLONIAL PONTIAC
COLUMBUS AUTO RESALE, INC
COLVIN AUTO SALES & SERVICE
COMBS AUTO SALES
CONEXION AUTO SALES
CONSUMER AUTO BROKERS
CONYERS AUTOMAX
COOK & REEVES CARS INC
COOK MOTOR COMPANY
COPPUS MOTORS - CHRYSLER,JEEP
CORAL PALM AUTO SALES
CORAL SPRINGS OLDSMOBILE, INC
CHOICE AUTO SALES
CORLEW CHEVROLET CADILLAC OLDM

DEALER NAME
CORNERSTONE MOTORS
CORTEZ MOTORS
COUGHLIN AUTOMOTIVE OF
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET OF
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN LONDON AUTO INC
COUNTRY HILL MOTORS INC
COUNTRYSIDE FORD OF CLEARWATER
COURTESY AUTO GROUP INC.
COURTESY CHRYSLER JEEP DODGE
COURTESY FORD
COURTESY NISSAN
COURTESY PALM HARBOR HONDA
COX AUTO SALES
COX CHEVROLET INC
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CREDIT UNION REMARKETING
CRESCENT FORD, INC
CRESTMONT CADILLAC
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSS AUTOMOTIVE
CROSSROADS AUTO SALES INC
CROSSWALK AUTO
CROWN AUTO DEALERSHIPS INC.
CROWN HONDA
CROWN KIA
CROWN NISSAN
CROWN NISSAN GREENVILLE
CURRIE MOTORS DRIVERS EDGE
CURRY HONDA
CUSTOM CAR CARE
D & B AUTO BROKERS LLC
DALLAS CPDJ
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DARCARS WESTSIDE PRE-OWNED
DAVE EDWARDS HYUNDAI, INC.
DAVE EDWARDS TOYOTA
DAVID HODGES CARS & TRUCKS INC
DAVID SMITH AUTOLAND, INC.
DAVIS MOTORS, INC.
DAWSONS AUTO & TRUCK SALES INC
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DAYTONA AUTO SPORT
DAYTONA DODGE
DEACON JONES AUTO PARK
DEACONS CHRYSLER JEEP
DEALS FOR WHEELS
DEALS ON WHEELS
DEALS ON WHEELS AUTO MART

DEALER NAME
DEALZ AUTO TRADE
DEAN SELLERS, INC.
DECENT RIDE.COM
DEECO’S AUTO SALES INC
DEFINITIVE MOTORCRS INC
DELRAY IMPORTS, INC
DELTA TRADE INC
DELUCA TOYOTA INC
DENNIS AUTO POINT
DENNY’S AUTO SALES, INC.
DEREK MOTORCAR CO INC
DESTINYS AUTO SALES
DETROIT II AUTOMOBILES
DETROIT II AUTOMOBILES, INC
DEWITT MOTORS
DIAMOND II AUTO SALES, INC.
DICK BROOKS HONDA
DICK SCOTT NISSAN, INC.
DICK SMITH MUTSUBISHI
DIRECT AUTO BROKERS INC
DIRECT AUTO SOURCE
DIRECT SALES & LEASING
DISCOUNT AUTO OUTLET CORP. OF
DISCOUNT AUTO SALES
DISCOVERY AUTO CENTER LLC
DISCOVERY AUTO SALES
DIVINE AUTO SALES
DIXIE IMPORT INC
DIXIE MOTORS INC
DIXON’S AUTOMOTIVE LLC
DM MOTORS, INC.
DNH AUTO
DOLLARS PLUS CAR II
DOMESTIC ACQUISITIONS
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON MEALEY CHEVROLET
DON MOORE CHEVROLET CADILLAC
DON REID FORD INC.
DON SEELYE DAEWOO
DORAL CARS OUTLET
DORMAN CADILLAC GMC TRUCK INC
DOTSON BROS CHRYS DODGE PLYM
DOUG MARINE MOTORS INC
DOUGLASVILLE KIA
DOWN HOME MOTORS LLC
DOWNEY & WALLACE AUTO SALES
DOWNTOWN BEDFORD AUTO
DOWNTOWN MOTORS
DREAMS AUTO SALES
DRIVE AWAY AUTO SALES
DRIVE NOW AUTO SALES
DRIVERIGHT AUTO SALES, INC.
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA

DEALER NAME
D’S AUTO OUTLET LLC
DSTD INC
DUBLIN CADILLAC NISSAN GMC
DUGAN CHEVROLET PONTIAC
DUNN PONTIAC BUICK GMC
DURHAM AUTOMOTIVE CO
DUVAL ACURA
DUVAL HONDA
E & R AUTO SALES INC
EAGLE ONE AUTO SALES
EASLEY MITSUBISHI
EAST ANDERSON AUTO SALES
EAST CHARLOTTE NISSAN
EAST COAST SPORTS AND IMPORTS
EASY AUTO SALES
ECONOMIC AUTO SALES INC
ED KOEHN FORD OF WAYLAND
ED MARTIN INC
ED MORSE AUTO PLAZA
ED SCHMID FORD INC
ED SCHMIDT PONTIAC-GMC
ED TILLMAN AUTO SALES
ED VOYLES HONDA
ED VOYLES HYUNDAI
EDGE MOTORS
EDWARDS CHEVROLET CO
EJ’S QUALITY AUTO SALES, INC.
ELHART NISSAN INC
ELITE AUTO GROUP
ELITE AUTO SALES
ELITE AUTO SERVICES LLC
ELITE CAR OUTLET INC
ELITE CAR SALES WEST INC
ELITE MOTORCARS
ELYRIA FORD
ELYRIA HYUNDAI, INC.
EMPIRE AUTOMOTIVE GROUP
ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING CO OF
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC.
EVEREST AUTOMOTIVE GROUP, INC
EVERYDAY AUTO SALES
EVOLUTION AUTO SALES LLC
EXCLUSIVE CARZ AND AUTO
EXCLUSIVE MOTORCARS LLC
EXECUTIVE AUTO BROKERS
EXPRESS AUTO SALES
EXTREME DODGE DODGE TRUCK
EXTREME IMPORTS
EZ AUTO SALES
FACTORY DIRECT AUTO
FAIRFIELD FORD

DEALER NAME
FAIRLANE FORD SALES, INC.
FAIRWAY FORD
FAMILY KIA
FAMILY MOTORS
FANELLIS AUTO
FANNIN LINC, MERC, TOY,
FANTASY AUTOMOTIVES
FBC AUTOMOTIVE LTD
FENWICK MOTORS
FERMAN CHEVROLET
FERMAN CHRYSLER PLYMOUTH
FIAT OF SOUTH ATLANTA
FIAT OF WINTER HAVEN
FIERGE BROS AUTO SALES
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST CLASS RIDER LLC
FIRST STOP AUTO SALES
FITZGERALD MOTORS, INC.
FIVE STAR CAR SALES, INC.
FLAMMER FORD OF SPRINGHILL
FLETCHER CHRYSLER PRODUCTS INC
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE
FLORIDA GULF COAST, LLC
FLOW HONDA
FLOWERS AUTOMOTIVE LLC
FOLGER AUTOMOTIVE, LLC
FORD OF PORT RICHEY
FORT MYERS MITSUBISHI
FORT MYERS TOYOTA INC.
FORT WALTON BEACH
FORT WAYNE CREDIT CONNECTION I
FORT WAYNE NISSAN INFINITI
FORT WAYNE TOYOTA/LEXUS OF
FOUNTAIN AUTO MALL
FRANK MYERS AUTO SALES, INC
FRANKLIN PARK LINCOLN MERCURY
FRED CALDWELL CHEVROLET
FRED MARTIN FORD
FRED MARTIN MOTOR COMPANY
FREEDOM DODGE CHRYSLER JEEP
FREEDOM FORD, INC.
FRENSLEY CHRYSLER PLYMOUTH
FRIENDLY FINANCE AUTO SALES
FRIENDLY KIA & ISUZU
FRITZ ASSOCIATES
FRONTIER MOTORS INC
FRONTLINE AUTO SALES
FUCCILLO KIA OF CAPE CORAL
FULTONDALE AUTO SALES
FUTURE AUTOMOTIVE LLC
G & S AUTO SALES & RENTALS LLC

DEALER NAME
GAINESVILLE DODGE
GALARZA MOTORSPORT
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS INC
GANLEY CHEVROLET, INC
GANLEY DODGE
GANLEY EAST, INC
GANLEY HONDA/PONTIAC
GANLEY LINCOLN MERCURY
GANLEY, INC
GARY MATHEWS VW KIA
GARY YEOMANS FORD
GATE CITY MOTOR COMPANY, INC.
GATEWAY MOTORS OF TAMPA
GATOR CHRYSLER-PLYMOUTH, INC.
GATORLAND TOYOTA
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEORGE NAHAS ENTERPRISES INC
GEORGE WEBER CHEVROLET CO
GEORGES ENTERPRISES, INC.
GEORGIA AUTO BROKERS
GERALDA AUTO SALES
GERMAIN FORD
GERMAIN OF SARASOTA
GERMAIN TOYOTA
GERMAIN TOYOTA
GERRY WOOD HONDA
GETTEL NISSAN INC
GETTEL TOYOTA
GLADDING CHEVROLET, INC.
GLENBROOK DODGE, INC.
GLENBROOK HYUNDAI
GLOBAL MOTORIST
GOLDEN OLDIES
GOOD MOTOR COMPANY
GOOD MOTOR COMPANY LLC
GOOD SAM MOTORS INC
GORDON AUTO WHOLESALE
GORDON CHEVROLET, INC.
GRAHAM AUTO SALES
GRANT MOTORS CORP.
GRASS LAKE CHEVROLET
GRAY EPPERSON MAZDA
GREAT LAKES CHEVROLET BUICK
GREAT LAKES GMC BUICK
GREAT LAKES HYUNDAI, INC.
GREEN FORD, INC
GREENBRIER DODGE OF CHES, INC.
GREENE FORD COMPANY
GREENLIGHT MOTORS, LLC
GREENWAY FORD, INC
GREENWISE MOTORS
GREG SWEET CHEVY BUICK OLDS

DEALER NAME
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GROGANS TOWNE CHRYSLER
GROTE AUTOMOTIVE INC
GROUPCAR LLC
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GWINNETT PLACE FORD
GWINNETT SUZUKI
H & H AUTO SALES
H H NISWANDER PONTIAC BUICK CA
HAASZ AUTO MALL, LLC
HAIMS MOTORS II, INC.
HAIMS MOTORS INC
HALEY TOYOTA CERTIFIED
HALEY TOYOTA OF RICHMOND
HAPPY AUTO MART
HAPPY CARS INC
HARBOR CITY AUTO SALES, INC.
HARDIE’S USED CARS, LLC
HARDIN COUNTY HONDA
HARDY CHEVROLET
HARPER AUTO SALE, LLC
HARRELSON NISSA
HATCHER’S AUTO SALES
HATFIELD HYUNDAI
HAWKINSON NISSAN LLC
HAYDOCY PONTIAC-GMC TRUCK INC
HAYES AUTO SALES
HAYES CHRYSLER D/J OF
HEADQUARTER HONDA
HEADQUARTER KIA
HEATH MOTORSPORTS
HEATHS TOYS AUTO SALES
HEBRON AUTO SALES
HENDRICK HONDA
HENDRICK HONDA
HENDRICK HYUNDAI
HENNESSY MAZDA PONTIAC
HENNESSY MAZDA PONTIAC GMC
HERB ADCOX CHEVROLET COMPANY
HERITAGE AUTO SALES, LLC
HERITAGE FORD
HIESTER PREOWNED CLEARANCE CTR
HIGHLINE IMPORTS, INC.
HILBISH MOTORS CO, INC
HILL NISSAN INC
HILLMAN MOTORS, INC.
HOGSTEN AUTO WHOLESALE
HOLLAND ROAD AUTO SALES,INC.
HOLLER CHEVROLET
HOLLER HYUNDAI
HOLLYWOOD CHRYSLER PLYMOUTH
HOLLYWOOD MOTOR CO #1

DEALER NAME
HOLLYWOOD MOTOR CO #3
HOMETOWN AUTO, INC.
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA OF FORT MYERS
HONDA OF GAINESVILLE
HONDA OF MENTOR
HONDA OF OCALA
HONDA OF THE AVENUES
HONEST ENGINES
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HOSS CERTIFIED PREOWNED VEHICL
HT MOTORS INC
HUBER AUTOMOTIVE
HUBLER CHEVROLET INC
HUBLER NISSAN, INC.
HUNT AUTOMOTIVE, LLC
HUNTLEY CHEVROLET BUICK
HURLEY CHRYSLER JEEP, INC.
HUSTON MOTORS INC.
HWY 150 BUYERS WAY, INC.
HYMAN AUTO OUTLET, LLC
HYUNDIA OF GREER
HYUNDIA OF ORANGE PARK
HZF PLAINWELL
IAD AUTO INC
IDEAL USED CARS INC
IGNITE AUTOMOTIVE
IMAGINE CARS
IMMACULATE AUTO
IMMKE AUTO GROUP, INC.
IMPERIAL MOTORS
IMPORT CARS R US
IMPORT MOTORSPORT, INC
IMPORT’S LTD
INDEPENDENCE AUTO SOLUTIONS LL
INDY’S UNLIMITED MOTORS
INFINITI OF BEDFORD
INFINITI OF COLUMBUS, LLC
INFINITI OF FT. MEYERS
INFINITI OF UNION CITY
INTEGRITY AUTO CONSULTANTS LLC
INTEGRITY AUTO SALES, INC.
INTEGRITY MOTORS, INC
INTERNATIONAL MOTORS CO.
ISLAND MOTOR SALES
IVAN LEONARD CHEVROLET
IVORY CHEVROLET, LLC
J & A AUTO STYLE INC
J & C AUTO SALES
J & M AFFORDABLE AUTO, INC.

DEALER NAME
J. FRANLKIN AUTO SALES INC
JACK DEMMER FORD, INC.
JACK PHELAN DODGE OF COUNTRYSI
JACKIE MURPHY’S USED CARS
JACKSON ACURA
JACKSONVILLE CHRYSLER
JADES AUTO SALE INC
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY SMARTMART INC
JAKMAX
JARRARD PRE-OWNED VEHICLES
JARRETT FORD HAINES CITY
JARRETT FORD MERCURY
JARRETT FORD OF PLANT CITY
JASON HATFIELD AUTOMOTIVE
JAY HONDA
JAY’S USED CARS, LLC.
JB’S AUTO SALES OF PASCO, INC.
JC AUTOMAX
JC LEWIS FORD, LLC
JEEPSTERS, LLC
JEFF WYLER CHEVROLET, INC
JEFFERSON CHEVROLET CO.
JENKINS ACURA
JENKINS HYUNDAI OF BRADENTON
JENKINS NISSAN, INC.
JEREMY FRANKLINS SUZUKI OF KAN
JERRY ULM DODGE INC.
JERRY WILSON’S MOTOR CARS
JERRYS CHEVROLET
JIM BURKE NISSAN
JIM BUTLER SOUTH COUNTRY
JIM DOUGLAS SALES AND SERVICE
JIM KIRBY AUTOMOTIVE
JIM SKINNER FORD INC
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JKB AUTO SALES
JLP INVESTMENTS
JOEY D’S AUTO OUTLET
JOHN BLEAKLEY FORD
JOHN HIESTER CHEVROLET
JOHN HIESTER CHRYSLER DODGE
JOHN JENKINS, INC.
JOHN JONES CHEVY PONTIAC OLDS
JOHN M. LANCE FORD LLC
JOHNSON AUTOPLEX
JORDAN AUTO SALES INC
JORGENSEN FORD SALES
JOSEPH AUTO CENTER OF CINCINNA
JOSEPH CHEVROLET OLDSMOBILE CO
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JT AUTO INC.

DEALER NAME
JULIANS AUTO SHOWCASE, INC.
JUPITER MOTORS GROUP, LLC
JUST WHEELS USED CARS INC
JUST-IN-TIME AUTO SALES INC
JW AUTO & TRUCK SALES, INC.
K & B FINANCIAL SERVICES INC
K & D AUTO SALES
K & M SUZUKI
K ASANTE AUTO SALES
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KANSAS CITY MOTORS
KAR SMART
KARL FLAMMER FORD
KARZ DIRECT
KEFFER HYUNDAI
KEFFER OF MOORESVILLE, LLC
KEFFER PRE-OWNED SOUTH
KEITH HAWTHORNE FORD OF
KEITH HAWTHORNE HYUNDAI
KEITH HAWTHORNE HYUNDAI, LLC
KEITH HAWTORNE FORD
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KELLY & KELLY INVESTMENT CO IN
KELLY FORD
KEN GANLEY NISSAN INC
KEN STILLWELL FORD MERC INC
KENDALL AUTO SALES CORP
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KERRY NISSAN, INC.
KEY CHRYLSER PLYMOUTH INC
KIA ATLANTA SOUTH
KIA AUTO SPORT
KIA OF BEFORD
KIA OF CLEVELAND
KIA OF CONYERS
KIA OF GREER
KIA OF NAPLES
KIA OF WESLEY CHAPEL
KINGDOM CHEVROLET INC
KINGDOM MOTOR CARS
KINGS FORD, INC
KINGS HONDA
KNAPP MOTORS
KNE MOTORS, INC.
KNH WHOLESALE
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KR MOTORS LLC
KRAFT MOTORCARS/NISSAN
KUHN HONDA VOLKSWAGON

DEALER NAME
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE KEOWEE CHRYSLER DODGE LLC
LAKE NISSAN SALES, INC.
LAKE PLACID MOTOR CAR, INC
LAKELAND CHRYSLER PLYMOUTH,INC
LAKELAND TOYOTA INC.
LAKESIDE AUTO SALES, INC.
LAKEWOOD AUTOSALES INC
LALLY ORANGE BUICK PONTIAC GMC
LAMAR COOKS AUTO CHOICE INC
LANCASTER MOTOR CO.
LANDERS MCLARTY CHEVROLET
LANDERS MCLARTY SUBARU
LANDMARK AUTO INC
LANDMARK CDJ OF MONROE, LLC
LANG CHEVROLET COMPANY
LARA AUTO SALES, INC.
LARRY HILL IMPORTS
LARRY JAY IMPORTS, INC
LARRY MONTRI MOTORS SALES
LARRY’S AUTO SALES
LARRY’S USED CARS
LASH AUTO SALES, INC.
LCA AUTO WHOLESALES, LTD
LEADER FORD
LEBANON FORD LINCOLN
LEE KIA
LEE NISSAN
LEE’S AUTO SALES, INC
LEGACY AUTO SALES, INC.
LEGACY NISSAN
LEGACY TOYOTA
LEIKIN OLDSMOBILE INC
LEITH LINCOLN MERCURY
LEXUS OF CLEARWATER
LIBERTY AUTO OUTLET INC
LIBERTY FORD LINCOLN MERC INC
LIBERTY FORD SOLON, INC.
LIBERTY FORD SOUTHWEST, INC
LIBRA AUTO
LIGHTNING MOTORS LLC
LIL ROB’S AUTO SALES
LIMA AUTO MALL, INC.
LIMBAUGH TOYOTA, INC.
LIPTON TOYOTA
LMN AUTO INC
LOGANVILLE FORD
LOMBARD AUTO EXCHANGE INC
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LONGWOOD KIA MITSUBISHI
LOU BACHRODT CHEVROLET

DEALER NAME
LOU SOBH USED CARS & TRUCKS
LOUDON MOTORS, INC
LOWERY BROS. OVERSTOCK LLC
LOWEST PRICE AUTO BROKERS INC
LOWEST PRICE TRANSPORTATION
LUCKY SEVEN MOTORS INC
LUXURY AUTO SALES LLC
LUXURY CARS & FINANCIAL, INC.
LUXURY IMPORTS AUTO SALES
LYNN LAYTON CADILLAC NISSAN IN
M & D AUTO SALES LLC
M & L IMPORTS INC
M & L MOTOR COMPANY, INC.
M & M AUTO GROUP INC
M & M AUTO SUPER STORE
MACHADO AUTO SELL LLC
MACKENNEY AUTO SALES
MACON DEALS INC
MAHER CHEVROLET INC
MAIN STREET AUTO SALES
MALIBU MOTORS
MALPASS AUTO SALES INC
MANNING MOTORS, INC.
MANNIX MOTORS
MARANATHA CAR CO
MARCH MOTORS INC.
MARIETTA AUTO MALL CENTER
MARIETTA AUTO MART
MARK BRADLEY AUTO SALES
MARKAL MOTORS INC
MARLOZ OF STATESVILLE
MAROONE CHEVROLET
MAROONE CHEVROLET
MAROONE CHEVROLET
MAROONE CHEVROLET OF
MAROONE FORD OF MARGATE
MAROONE HONDA OF HOLLYWOOD
MARSHALL MOTORS OF FLORENCE
MARTINS USED CARS INC
MARTY FELDMAN CHEVY
MASHBURN MOTORS
MASON CAR COMPANY
MASTER CAR INTERNATIONAL, INC
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATT CASTRUCCI
MATTHEWS MOTOR COMPANY
MATTHEWS MOTORS INC.
MAXIMUM DEALS, INC.
MAXTON MOTORS OF BENTON HARBOR
MAXTOWN MOTORS
MAZ AUTO INC
MAZDA SAAB OF BEDFORD

DEALER NAME
MCCLUSKEY CHEVROLET, INC
MCELVEEN PONTIAC BUICK GMC
MCGHEE AUTO SALES INC.
MCHUGH INC
MCJ AUTO SALES OF CENTRAL FLOR
MCKENNEY CHEVROLET
MCKENNEY DODGE LLC
MCKENNEY-SALINAS HONDA
MCPHAILS AUTO SALES
MCVAY MOTORS, INC.
MECHANICSVILLE HONDA
MECHANICSVILLE TOYOTA
MEDINA AUTO BROKERS
MENTOR IMPORTS,INC.
MERCEDES BENZ OF SARASOTA
MEROLLIS CHEVROLET SALES
METRO AUTO SALES, LLC
METRO HONDA
METROLINA S & H AUTO SALES INC
MICCO MOTORS
MICHAEL’S AUTO SALES CORP
MICHIGAN CAR & TRUCK, INC.
MICRO FINANCE LLC
MID AMERICA AUTO GROUP
MID FLORIDA WHOLESALERS INC
MIDDLE TENNESSEE AUTO MART LLC
MIDDLETON USED CARS
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MID-LAKE MOTORS, INC.
MIDWEST AUTO GROUP LLC
MIDWESTERN AUTO SALES, INC.
MIKE BASS FORD
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE PRUITT HONDA, INC
MIKE SHAD NISSAN
MIKE SWANEY BUICK GMC TRUCK
MIKE THOMAS AUTO SALES
MIKE WILSON CHEVROLET
MIKE’S AUTO FINANCE
MIKES TRUCKS AND CARS
MILESTONE MOTORS, L.L.C.
MILLEDGEVILLE HYUNDAI
MILLENIUM AUTOMOTIVE GROUP
MILLENNIUM AUTOMOTIVE SALES &
MILTON DODGE CHRYSLER JEEP
MINIVAN SOURCE, INC.
MIRACLE CHRYSLER DODGE JEEP
MISSION AUTOMOTIVE, LLC
MITCH SMITH CHEVROLET
MODERN CORP
MONROE DODGE/CHRYSLER INC.
MONTGOMERY MOTORS

DEALER NAME
MONTROSE FORD LINCOLN/MERCURY
MONTROSE TRI COUNTY KIA
MOODY MOTORS
MOORE NISSAN
MOORES AUTO CENTER INC
MOORING AUTOMOTIVE GROUP LLC
MORONI AUTO SALES INC
MORSE OPERATIONS INC.
MOSS ROBERTSON CADILLAC MAZDA
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTOR NATION LLC
MOTORCARS TOYOTA
MOTORMAX OF GR
MOTORVATION, LLC
MR CARS, INC.
MULLINAX FORD OF PALM BEACH
MURPHY AUTO SALES
MURPHY MOTORS
MURRAY’S USED CARS
MY AUTO IMPORT CENTER
MYRTLE BEACH TNT AUTO SALES LL
N & H AUTO SALES LLC
N T I
NALLEY HONDA
NALLEY INFINITI
NAPLETON’S HYUNDAI
NAPLETON’S NORTH PALM AUTO PK
NAPLETON’S RIVER OAKS CHRYSLER
NAVIGATOR DEALER GROUP
NEW LIFE AUTO SALES
NEW LIFE AUTO SALES LLC
NEW WAY AUTOMOTIVE
NEWCOMBS SERVICE, INC
NEWTON’S AUTO SALES, INC.
NEXT GENERATION MOTORS, INC.
NEXT LEVEL MOTORCARS
NICHOLAS DATA
NICKS AUTO MART
NIMNICHT PONTIAC
NISSAN OF MELBOURNE
NISSAN OF SOUTH HOLLAND
NISSAN OF ST AUGUSTINE
NISSAN ON NICHOLASVILLE
NISSAN SOUTH
NORTH ATLANTA AUTO SUPERSTORE
NORTH BROTHERS FORD, INC
NORTH POINT CHRYSLER JEEP
NORTH SCOTT AUTO SALES
NORTH TAMPA CHRYSLER JEEP DODG
NORTHGATE AUTO SALES
NORTHGATE FORD LINCOLN MERCURY
NORTHWOOD AUTO SALES LLC
NXT CARS

DEALER NAME
O’DANIEL MOTOR SALES, INC.
ODELLS AUTO SALES INC
O’DONNELL LUTZ CARS & TRUCKS
OFF LEASE ONLY
OK MOTORS LLC
OLD SOUTH SALES INC.
OLIVER C. JOSEPH, INC.
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONE SOURCE AUTOMOTIVE SOLUTION
ORANGE PARK MITSUBISHI
ORDERACAR.COM INC
ORLANDO AUTO BROKERS, INC.
ORLANDO AUTOS
OSCAR MOTORS CORPORATION
OSMAN AUTOMOTIVE COMPANY INC
O’STEEN VOLVO VOLKSWAGON
OUTDOORS UNLIMITED
OUZTS MOTORS & USED CARS
OXMOOR FORD LINCOLN MERCURY
OXMOOR MAZDA
OXMOOR TOYOTA
P&L AUTO SALES
PACIFIC AUTO MART LLC
PALATKA FORD-MERCURY, INC.
PALM BAY MOTORS
PALM BEACH TOYOTA
PALM CHEVROLET
PALM TREE AUTO SALES
PALMER HUFFMAN AUTO OUTLET
PALMETTO FORD
PALMETTO PREOWNED
PALMETTO WHOLESALE MOTORS
PANHANDLE AUTOMOTIVE INC.
PAQUET AUTO SALES
PARK AUTO MALL, INC
PARKS AUTOMOTIVE, INC
PARKS CHEVROLET, INC
PARKWAY FORD, INC.
PARKWAY MOTORS INC
PARKWAY MOTORS INC

PARS IMPORTS, INC
PATRICK O’BRIEN JR, CHEV. INC.
PATRIOT AUTOMOTIVE SALES &
PATRIOT CHEVROLET
PAUL MILLER FORD, INC.
PAUL’S TRADING STATION LLC
PAYDAY MOTOR SALES
PEARCE AUTO SALES, INC
PEARSON FORD, INC.
PEARSON IMPORTS, INC.
PEDIGO’S HEARTLAND CROSSING
PELHAM’S AUTO SALES
PENSACOLA AUTO BROKERS, INC

DEALER NAME
PERFORMANCE CHEVROLET SUBARU
PETE MOORE CHEVROLET, INC
PETE MOORE IMPORTS, INC
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PHILMARK INC
PIEDMONT AUTO SALES NETWORK
PILES CHEV-OLDS-PONT-BUICK
PINE ISLAND AUTO SALES
PINEVILLE IMPORTS
PINNACLE AUTO HOLDINGS
PINNACLE AUTO SALES
PIRTLE & HOWERTON AUTOMOTIVE
PLAINFIELD AUTO SALES, INC.
PLANET AUTO
PLANET MOTORS
PLANT CITY AUTOMALL
PLATINUM MOTOR CARS
PLATTNER’S
PLAZA LINCOLN MERCURY
PLAZA MOTORS, INC.
PLAZA PONTIAC BUICK GMC INC
POMOCO CHRYSLER/PLY OF HAMPTON
POMPANO AUTOMOTIVE ASSOCIATES
PORT MOTORS
POTAMKINS PLANET DODGE CHRYSLE
POWER PONTIAC GMC OLDSMOBILE
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER DODGE CHRYSLER JEEP
PREMIER MOTORCAR GALLERY
PREMIERE CHEVROLET, INC.
PREMIUM AUTO SALES AND SERV
PREMIUM MOTORS LLC
PRESTIGE AUTO SALES & RENTALS
PRESTIGE CARS INC
PRESTON AUTO OUTLET
PRESTON HYUNDAI
PRICED RIGHT CARS, INC
PRIDE AUTO SALES LLC
PRIME MOTORS INC
PRIME MOTORS, INC.
PRO CAR II
PRO MOTION CO INC
PROCAR
PROFESSIONAL AUTO SALES
PROFESSIONAL AUTO SALES
PUGMIRE FORD LLC
PUGMIRE ISUZU
QUALITY BANK REPOS
QUALITY GENERAL AUTO SALES,INC
QUALITY IMPORTS
QUALITY IMPORTS, INC
R & B CAR COMPANY

DEALER NAME
R & N AUTO SALES INC
R.H. CARS, INC.
R.K. CHEVROLET
RANKL & RIES MOTORCARS, INC
RANSY WISE CHEVROLET BUICK
RAY PEARMAN LINCOLN MERCURY
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN NORTHEAST MAZDA
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RE BARBER FORD INC
RECKER AUTO SALES
REDMOND AUTOMOTIVE
REDSKIN AUTO SALES INC
REED LALLIER CHEVROLET
REEL’S AUTO SALES LLC
REGAL PONTIAC, INC.
REIDSVILLE NISSAN INC
RELIABLE TRUCK SALES
RELIABLE USED CARS
RICE TOYOTA
RICH MORTONS GLEN BURNIE
RICHARD ANDERSON MOTORS LLC
RICK CASE ATLANTA
RICK CASE MOTORS, INC.
RICK HENDRICK CHEVROLET
RIGHTWAY AUTOMOTIVE CREDIT
RIOS MOTORS
RIVER CITY AUTO CENTER
RIVER CITY AUTO SALES INC
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
RIVERTOWN TOWN AUTO SALES INC
ROBERTS MOTORS
ROBKE CHEVROLET COMPANY
ROCK BOTTOM AUTO SALES, INC.
ROCK CITY AUTO SALES
ROCK SOLID AUTOMOTIVE INC
ROD HATFIELD CHEVROLET, LLC
ROD HATFIELD CHRYSLER DGE JEEP
ROGERS AUTO GROUP
ROSE AUTOMOTIVE INC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSE CITY MOTORS 2
ROSS’S AUTO SALES
ROSWELL AUTO IMPORT
ROUEN CHRYSLER DODGE JEEP INC
ROUEN MOTORWORKS LTD
ROUNTREE-MOORE INC

DEALER NAME
ROUTE 4 AUTO STORE
ROWE AUTOMOTIVE LLC
ROY O’BRIEN, INC
ROYAL 1 AUTO SALES, LLC
ROYAL AUTO SALES
ROYAL OAK FORD SALES, INC.
ROYAL PALM TOYOTA
RP CUSTOME INC
RPM AUTO SALES LLC
RYAN’S AUTO SALES
SABISTON MCCABE AUTO SOLUTIONS
SALTON MOTOR CARS INC
SAM GALLOWAY FORD INC.
SANDERSON AUTO SALES INC
SANSING CHEVROLET, INC
SANTACARS CORP.
SARASOTA FORD
SATURN OF GRAND RAPIDS
SATURN OF GREENSBORO
SAULS MOTOR COMPANY, INC.
SAV MOR AUTOS
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH MOTORS
SCARRITT MOTORS INC
SCHULTZ AUTO BROKERS
SCHUMACHER AUTOMOBILE, INC
SCHUMACHER MOTOR SALES
SCOTT EVANS CHRYSLER PLYMOUTH
SELECT AUTO
SELECT IMPORTS
SELECT IMPORTS
SELECT MOTORS OF TAMPA INC.
SEMINOLE SUBARU INC.
SERPENTI CHEVROLET OF ORVILLE
SERPENTINI CHEVROLET OF
SERRA AUTOMOTIVE
SEXTON AUTO SALES, INC
SHAMBURG AUTO SALES
SHAN AUTO SALES
SHARPNACK FORD
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHEEHY FORD INC
SHELBY MOTORS LLC
SHELBYVILLE AUTO SALES LLC
SHERMAN DODGE
SHERWOOD AUTO & CAMPER SALES
SHOALS UNIVERSITY KIA
SHOWDOWN MUSCLE CARS
SHULAK MOTORS LLC
SHUMAN MOTOR SALES INC
SHUTT ENTERPRISES
SIGNATURE FORD LINCOLN MERCURY

DEALER NAME
SLONE AUTOMOTIVE ENTERPIRSE
SMITH & CURRIE MOTOR CO
SMITH FIELD AUTO CENTER LLC
SOUTH 71 AUTO SALES
SOUTH ATLANTA INVESTMENTS INC
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH MOTOR COMPANY OF DADE
SOUTH OAK DODGE INC
SOUTHEAST JEEP EAGLE
SOUTHERN AUTOMOTIVE ENTERPRISE
SOUTHERN CAR SALES INC
SOUTHERN STATES NISSAN, INC.
SOUTHERN TRUST AUTO SALES
SOUTHERN USED CARS
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHTOWNE ISUZU
SOUTHWEST AUTO SALES
SPARTAN LINCOLN MERCURY
SPARTANBURG CHRYSLER JEEP INC
SPITZER DODGE
SPITZER MOTOR CITY
SPORT MAZDA
SPORT MITSUBISHI
SPORTS & IMPORTS AUTOS INC
ST LOUIS CARS & CREDIT INC
STADIUM CHEVROLET BUICK
STADIUM MAZDA
STAN’S CAR SALES
STAR AUTO SALES
STARRS CARS AND TRUCKS, INC
STATELINE MOTOR COMPANY LLC
STEARNS MOTORS OF NAPLES
STEELE AUTO SALES LLC
STEPHEN A FINN AUTO BROKER
STEVE AUSTINS AUTO GROUP INC
STEVE CALDWELL AUTOMOTIVE LLC
STEVE MOORE CHEVROLET
STEVE RAYMAN CHEVROLET, LLC
STEWART AUTO GROUP OF
STEWART MOTORS
STIENER AUTOMOTIVE GROUP
STL AUTO BROKERS
STOKES HONDA CARS OF BEAUFORT
STOKES MITSUBISHI
STONE MOUNTAIN CHRYSLER JEEP
STOUT SALES
STRICKLAND AUTO SALES, INC.
STRIPLAND MOTOR COMPANY INC
STROM ALTMAN SUZUKI INC
STYKEMAIN CHEVROLET PONTIAC
SUBARU OF DAYTON
SUBARU OF JACKSONVILLE INC.

DEALER NAME
SUBARU SOUTH BLVD
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUBURBAN FORD OF STERLING
SUBURBAN MOTORS INC
SUBURBAN OF W. MICHIGAN
SULLIVAN BUICK GMC INC
SULLIVAN PONTIAC CADILLAC GMC
SUMITT PRE-OWNED OF DURHAM
SUMMIT PLACE KIA CANTON
SUMMIT PLACE KIA MT. CLEMENS
SUMMIT PRE-OWNED OF RALEIGH
SUN HONDA
SUN TOYOTA
SUNBELT CHRYSLER JEEP DODGE
SUNBELT’S FORD TWON OF ALBANY
SUNCOAST CHRYSLER PLYMOUTH
SUNCOAST KIA
SUNNY FLORIDA MOTORS, INC.
SUNRISE AUTOMOTIVE
SUNSET DODGE, INC
SUNSHINE AUTO BROKERS INC
SUNTRUP NISSAN VOLKSWAGEN
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SUPERIOR CHRYSLER DODGE JEEP
SUPERIOR HONDA
SUPERIOR MOTORS
SUPERIOR MOTORS NORTH
SUPERIOR PONTIAC BUICK GMC,INC
SUPERSTORE BUYHERE PAYHERE LLC
SUPRA ENTERPRISES
SUSKIS AUTO SALES
SUTHERLIN NISSAN
SUTHERLIN NISSAN MALL OF GA.
SUTHERLIN NISSAN OF FT. MYERS
SUZUKI OF GLENVIEW
SUZUKI OF NASHVILLE
SWEENEY BUICK PONTIAC GMC
SWEENEY CHEVROLET
SWEENEY CHRYSLER DODGE JEEP
T & L AUTO SALES
T N S AUTO SALES, INC.
TAMERON AUTOMOTIVE EASTERN
TAMERON AUTOMOTIVE GROUP
TAMI AUTO SALES INC
TAMIAMI FORD, INC.
TAMPA AUTO SOURCE INC
TAMPA BAY AUTO FINANCE
TAMPA BAY TRADING INC
TAMPA HONDALAND
TAPPER AUTO SALES
TARGET AUTOMOTIVE

DEALER NAME
TATE DODGE CHRYSLER JEEP INC
TAYLOR AUTO SALES
TAYLOR AUTO SALES INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TEAM AUTOMOTIVE
TEAM HONDA
TEAM NISSAN OF MARIETTA
TED’S AUTO SALES, INC.
TEMPEST MOTORS
TENA AUTOMOTIVE LLC
TENNYSON CHEVROLET, INC.
TERRY LEE HONDA
TERRY REID KIA
TERRY’S AUTO SALES, INC.
THE 3445 CAR STORE, INC.
THE AUTO GROUP LLC
THE CAR AND TRUCK STORE LLC
THE CAR CABANA OF
THE CAR COMPANY SUZUKI
THE CAR CONNECTION, INC.
THE CAR MAN LLC
THE CAR SHOPPE LLC
THE CAR STORE
THE CAR STORE INC.
THE CARSMART GROUP LLC
THE KIA STORE
THE LUXURY AUTOHAUS INC.
THE MINIVAN PLACE
THE PEOPLES CAR COMPANY
THE PEOPLES PUBLIC AUTO AUCTIO
THOMAS & SON INC.
THOMAS AUTO MART, INC.
THOMAS CHEVROLET BUICK PONTIAC
THOMAS MOTORS OF ILLINOIS INC
THOMASVILLE TOYOTA
THOMPSON AUTO CENTER LLC
THOMPSON AUTOMOTIVE, INC.
THOMPSON FORD
THORNTON CHEVROLET, INC
THORNTON ROAD HYUNDAI
THRIFTY CAR SALES
THURSTON FLEET SALES
TICO & BORI AUTO SALES, INC.
TIFFIN FORD LINCOLN MERCURY
T-MOTOR SALES
TNT CHRYSLER DODGE JEEP
TOM BUSH AUTO PLEX
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM KELLEY BUICK GMC PONTIAC
TOM WOOD FORD
TOM WOOD TOYOTA, INC.
TOMLINSON MOTOR COMPANY OF

DEALER NAME
TONY BETTEN & SONS FORD
TONY ON WHEELS, INC.
TOP GUN AUTO SALES LLC
TOTH BUICK
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY AUTO SALES, LLC
TOWN & COUNTRY DODGE, INC
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY SELECT
TOWN CENTER KIA
TOWN CENTER NISSAN
TOWNE EAST AUTO
TOWNSEND IMPORTS
TOYOTA DIRECT
TOYOTA OF CINCINNATI CO, INC.
TOYOTA OF GREER
TOYOTA OF HOLLYWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MCDONOUGH
TOYOTA OF WINTER HAVEN
TOYOTA SOUTH
TOYOTA WEST/SCION WEST
TOYOTA-LEXUS OF MELBOURNE
TRADEWINDS MOTOR CENTER
TRIANGLE MOTORSPORTS
TRI-CITY MOTORS INC #2
TRI-COUNTY CHRYSLER PRODUCTS
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TROPIC AUTO & MARINE
TROPICAL AUTO SALES
TROY FORD INC
TRU AUTO BROKERS INC
TRUCK TOWN INC
TRYON AUTO MALL
TWO RIVERS USED CAR STORE
TYRONE SQUARE MAZDA
U RIDE AUTO SALES
U.S. AUTO GROUP, INC.
ULTIMATE IMAGE AUTO, INC
UNDERWOOD MOTORS INC
UNION CITY NISSAN
UNITED AUTO BROKERS
UNITED SALES AND LEASING, INC
UNIVERSAL AUTO SALES OF PLANT
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY MOTORS
US 1 CHRYSLER DODGE JEEP
US AUTO MART INC
US AUTOS, INC.
US MOTORS
USA AUTO & LENDING INC
USA MOTORCARS
V AND E ENTERPRISES

DEALER NAME
VA BEACH AUTO SHOWCASE, INC.
VADEN NISSAN, INC.
VAN DEVERE, INC
VAN PAEMEL SALES
VANN GANNAWAY CHEVY, INC
VANN YORK NISSAN, INC.
VANN YORK PONTIAC BUICK GMC
VANN YORK PONTIAC, INC.
VARSITY LINCOLN MERCURY
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VETERANS FORD
VIC OSMAN LINCOLN MERCURY, INC
VICTORIA MOTORS, LLC
VICTORY CHEVROLET LLC
VICTORY NISSAN
VILLAGE AUTO OUTLET INC
VIN DEVERS, INC
VINCE WHIBBS PONTIAC-GMC
VOGUE MOTOR CO INC
VOLVO SALES & SERVICE CENTER I
VORDERMAN MOTOR WERKS INC
VW OF ORANGE PARK
W.P.B. AUTOMART/KIA
WADE FORD INC
WADE RAULERSON HONDA
WALDORF FORD, INC.
WALKER AUTO SALES
WALKER FORD CO., INC.
WALLACE MAZDA
WALLACE NISSAN
WALSH AUTO BODY, INC
WALSH HONDA
WARD AUTO SALES
WAYLAND MOTOR SALES
WAYNE AKERS FORD INC.
WAYNE AUTO WORLD, INC
WAYNESVILLE AUTO MART
WE NO KARS LLC
WEINLE AUTO SALES
WESH INC
WEST AUTO SALES LLC
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WEST SIDE TOYOTA
WESTON NISSAN VOLVO
WESTSIDE AUTO
WHEELS & DEALS AUTO SALES
WHEELS MOTOR SALES
WHEELZ AND DEALZ LLC
WHITEWATER MOTOR COMPANY INC
WHITTEN AUTO CENTER
WHOLESALE DIRECT
WHOLESALE DIRECT AUTO SALES

DEALER NAME
WHOLESALE, INC
WILLETT HONDA SOUTH
WILLIAMSBURG CHRY JEEP
WILLS MOTOR SALES
WILMINGTON AUTO CENTER
WILMINGTON MOTORS INC
WINTER HAVEN CHRYSLER PLYMOUTH
WINTER PARK AUTO MALL CORP
WOODY SANDER FORD, INC.
WORLD CAR CENTER & FINANCING
WORLD CLASS MOTORS LLC
WORLD FORD STONE MOUNTAIN
WORLEY AUTO SALES
WOW CAR COMPANY
WYRICK AUTO SALES
XL1 MOTORSPORTS, INC
XPERT AUTO
X-TREME AUTO CENTER LLC
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERBY BAUER AUTO SALES
YERTON LEASING & AUTO SALES
YES U CAN USED AUTO SALES INC
YOU SELECT AUTO SALES
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
ZEIGLER CHRYSLER DODGE JEEP
ZOOM HOLDING GROUP LLC